                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                               Michael Foods, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                                     [LOGO]

                        324 PARK NATIONAL BANK BUILDING
                             5353 WAYZATA BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55416

                                                                  March 25, 1994

Dear Stockholder:

    You are cordially invited to attend the 1994 Annual Meeting of Stockholders of Michael Foods, Inc. to be held in the Auditorium of the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota on Thursday, April 28, 1994, at 4:00 p.m., local time.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting there will be a report on the operations of the Company. After the business of the meeting has been concluded, stockholders will be given the opportunity to ask appropriate questions.

    The items requiring stockholder approval are the election of directors, approval of the establishment of the Michael Foods, Inc. 1994 Executive Performance Stock Award Plan and the ratification of the appointment of auditors for the year 1994. We recommend that you vote FOR these proposals, which are set forth in more detail in the accompanying Proxy Statement.

    Whether or not you can attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                        Sincerely,
                                        Gregg A. Ostrander
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              MICHAEL FOODS, INC.

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 1994
                              --------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Michael Foods, Inc., a Delaware Corporation (the "Company"), will be held in the Auditorium of the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota, at 4:00 p.m., local time, on Thursday, April 28, 1994.

    This meeting is being held for the following purposes:

    1. To elect nine persons to serve as directors until the next annual election and until their successors are duly elected and qualified.

    2. To approve the establishment of the Michael Foods, Inc. 1994 Executive Performance Stock Award Plan.

    3. To ratify the appointment of Grant Thornton as independent auditors for the year ending December 31, 1994.

    4.  To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on March 15, 1994, will be entitled to notice of or to vote at the meeting. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience.

Minneapolis, Minnesota                   Jeffrey M. Shapiro
March 25, 1994                           EXECUTIVE VICE PRESIDENT AND SECRETARY

                              MICHAEL FOODS, INC.

                              -------------------
                                PROXY STATEMENT
                              -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1994

    This Proxy Statement is furnished to stockholders of Michael Foods, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") for use at the Annual Meeting of Stockholders of the Company to be held on April 28, 1994 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The mailing date of this Proxy Statement and enclosed form of proxy is March 25, 1994.

    The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the form of proxy, including the reimbursement of banks, brokers and other nominees for forwarding proxy materials to beneficial owners is estimated at $8,000 and will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company who will receive no additional compensation. A stockholder giving a proxy may revoke it at any time prior to the voting of the proxy by filing with any officer of the Company a written notice of revocation or another proxy bearing a later date. Unless otherwise noted on the proxy, the proxies will vote for the proposals set forth herein. Any written notice of revocation or subsequently dated proxy should be mailed or delivered to Jeffrey
M. Shapiro, Executive Vice President and Secretary, Michael Foods, Inc., 324 Park National Bank Building, 5353 Wayzata Boulevard, Minneapolis, Minnesota 55416.

    The close of business on March 15, 1994 was fixed by the Board as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On February 15, 1994, the Company had outstanding 19,316,139 shares of Common Stock, $.01 par value per share (the "Common Stock"). The Common Stock is the Company's only class of voting securities and each share entitles the holder to one vote on all matters to come before the meeting. There is no cumulative voting in electing directors.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter upon which the stockholder has abstained. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    A copy of the Company's Annual Report for the year 1993, including financial statements, accompanies this Proxy Statement. The Company will also provide upon request a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for its most recent fiscal year. Such request should be made to the Secretary of the Company at the address shown above.

                             ELECTION OF DIRECTORS

    Pursuant to the by-laws of the Company, the Board has fixed at nine the number of directors to be elected at the Annual Meeting. Unless otherwise indicated thereon, the proxy holders will vote for the election of the nominees listed below to serve until the next annual meeting of stockholders and until their successors are elected and qualified. All of the nominees are members of the present Board. If for any reason any nominee shall be unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

    The nine nominees who receive the highest number of votes will be elected Directors of the Company. The Board recommends a vote FOR the election of each of the nominees listed below.

NOMINEES

    The following table sets forth certain information regarding the nominees.

                                                                               FIRST BECAME
                                                                                A DIRECTOR
                                                                                  OF THE
NAME                  AGE                 BIOGRAPHICAL SUMMARY                   COMPANY
- --------------------  ---  --------------------------------------------------  ------------
James H. Michael      73   Chairman  of the Board since 1987. Chairman of the        1987
                           Executive Committee of the  Board of Directors  of
                           North  Star  Universal, Inc.  ("NSU")  since 1988.
                           Chairman of the  Board of NSU  from 1981 to  1991.
                           NSU  is a holding company owning 38% of the Common
                           Stock of Michael  Foods, Inc., 40%  of the  common
                           stock   of  CorVel   Corporation,  and  businesses
                           engaged in voice and data communications  products
                           and   services,  as  well  as  mainframe  computer
                           features, parts  and  services for  the  secondary
                           market. Real estate owner and developer.
Gregg A. Ostrander    41   President   and  Chief   Executive  Officer  since        1994
                           January 1,  1994.  Chief  Operating  Officer  from
                           February    to   December   1993.   President   of
                           Swift-Eckrich Prepared Foods from December 1990 to
                           February 1993. Senior Vice President --  Marketing
                           of Swift-Eckrich Prepared Foods from 1986 to 1990.
Richard A. Coonrod    62   President of Coonrod Agriproduction Corporation, a        1993
                           food  and  agribusiness consulting  and investment
                           firm, since  1985. President  of St.  Louis  Ship,
                           Inc.,  a marine equipment  manufacturer, from 1988
                           to 1991.  General  Partner  of The  Food  Fund,  a
                           Minneapolis-based limited partnership specializing
                           in   food-related  investments,  since  1990.  Mr.
                           Coonrod is also a director of Orange-co, Inc.
Miles E. Efron        67   Chairman of the Board of NSU. President and  Chief        1988
                           Executive  Officer of  NSU from 1988  to 1990. Mr.
                           Efron is  also  a  director  of  Employee  Benefit
                           Plans, Inc.
Orville L. Freeman    75   Senior  attorney with  Popham, Haik,  Schnobrich &        1989
                           Kaufman, LTD., a  Washington, D.C.  law firm,  for
                           more  than  five  years.  Mr.  Freeman  is  also a
                           director of Mycogen Corporation.
Arvid C. Knudtson     67   Retired consultant. Principal in ACK Financial,  a        1987
                           financial  services firm  serving the agricultural
                           market, from 1988 to 1993.
Joseph D. Marshburn   65   Senior Vice President  of Citrus  World, Inc.,  an        1987
                           agricultural processing and marketing cooperative,
                           since  November 1993.  Chief Executive  Officer of
                           Citrus World, Inc. from 1978 to November 1993.
Jeffrey J. Michael    37   President and Chief Executive Officer of NSU since        1990
                           December 31, 1990.  Vice President  -- Finance  of
                           NSU  from  1987 to  1990.  Mr. Michael  is  also a
                           director of NSU and CorVel Corporation, and is the
                           son of Mr. James H. Michael.

                                                                               FIRST BECAME
                                                                                A DIRECTOR
                                                                                  OF THE
NAME                  AGE                 BIOGRAPHICAL SUMMARY                   COMPANY
- --------------------  ---  --------------------------------------------------  ------------
Richard G. Olson      60   Retired President and  Chief Executive Officer  of        1987
                           the Company. President and Chief Executive Officer
                           of  the  Company from  1987  to 1993.  Chairman of
                           Fil-Mor Express, Inc., a Minnesota-based  trucking
                           company, since 1982.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

    AUDIT COMMITTEE. The Company has a standing Audit Committee which currently consists of Mr. Knudtson as Chairman, Mr. Marshburn and Mr. Jeffrey J. Michael. The Audit Committee reviews, recommends and reports to the Board on (1) the independent auditors, (2) the quality and effectiveness of internal controls,
(3) engagement or discharge of the independent auditors, (4) professional services provided by the independent auditors, and (5) the review and approval of major changes in the Company's accounting principles and practices. During 1993, the Audit Committee held three meetings.

    COMPENSATION COMMITTEE. The Company has a standing Compensation Committee which currently consists of Mr. Efron as Chairman, Mr. Freeman and Mr. Coonrod. The Compensation Committee considers and recommends to the Board salary schedules and other remuneration for the Company's executive officers. This committee also serves as the stock option committee for the Company's Stock Option Plans. During 1993, the Compensation Committee met twice.

    During the year ended December 31, 1993, the Board held four regular meetings and one special meeting. All directors other than Mr. Freeman attended more than 75% of the meetings of the Board and committees on which they sit.

    Directors who are not officers or employees of the Company receive an annual retainer of $20,000. Directors incurring travel expenses to attend meetings are reimbursed in full. The total directors' fees and travel expense reimbursements in the year 1993 was $147,437.

STOCK TRANSACTION REPORTING

    The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by Company directors and executive officers. In January 1994, James J. Kohler, subsidiary president, inadvertently understated the number of shares purchased by him in December 1993 as reported on Form 4. A remedial filing on Form 5 was made. Based on the information provided to the Company, the Company is not aware of any other executive officer or director of the Company who failed to timely file any report required to be filed.

                           RELATED PARTY TRANSACTIONS

    During 1993, the Company loaned to Mr. Ostrander $236,000 interest-free for a period of approximately five weeks. The promissory note proceeds were used by Mr. Ostrander to facilitate the securing of housing upon his relocation after joining the Company. Also during 1993, the Company loaned to William L. Goucher, President of M.G. Waldbaum Company ("Waldbaum"), $160,000 interest-free for a period of approximately seven weeks. The promissory note proceeds were used by Mr. Goucher to facilitate the securing of housing upon his relocation after joining the Company. Both notes were paid in-full in 1993.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation of the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers during each of the Company's last three fiscal years.

                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                                                       ANNUAL COMPENSATION    -------------
                                                                      ----------------------      STOCK          ALL OTHER
              NAME AND PRINCIPAL POSITION                FISCAL YEAR  SALARY(2)     BONUS      OPTIONS(3)     COMPENSATION(4)
- -------------------------------------------------------  -----------  ----------  ----------  -------------  ------------------
Gregg A. Ostrander                                             1993   $  224,519  $  125,000       50,000      $   100,258
President & Chief Executive Officer(1)                         1992       --          --           --                --
                                                               1991       --          --           --                --
Richard G. Olson                                               1993      281,000      --           66,347          431,034(5)
Retired President & Chief Executive Officer                    1992      281,000      --           14,570            9,268
                                                               1991      275,000      --           46,261            --
William L. Goucher                                             1993      116,962      75,000       20,000           67,418
President, Waldbaum                                            1992       --          --           --                --
                                                               1991       --          --           --                --
Jeffrey M. Shapiro                                             1993      216,000      --            5,000            9,055
Executive Vice President & Secretary                           1992      206,000      --           --                8,655
                                                               1991      190,000      --           10,093            --
Kevin S. Murphy                                                1993      176,000      26,224        5,000            7,378
Chief Executive Officer, Northern Star Co.                     1992      170,000      --           --                7,138
                                                               1991      173,269      --            8,410            --

- ------------------------------
(1)   Mr.  Ostrander was named President and  Chief Executive Officer January 1,
      1994.
(2) Includes adjustment for elimination of car allowances in 1992 for Messrs. Olson and Shapiro. Messrs. Ostrander and Goucher joined the Company in 1993.
(3)   Number of shares of Common Stock purchaseable under option grants.
(4) Reflects the value of the Company's contributions under the Retirement Savings Plan and value of life insurance premiums paid by the Company. Figures for Messrs. Ostrander and Goucher include reimbursement of moving expenses of $98,464 and $65,880, respectively, as well as the benefit from interest-free loans provided by the Company to assist in their relocations (see "Related Party Transactions") of $1,474 and $1,394, respectively. Information for 1991 is not required to be disclosed.
(5) $9,534 paid in 1993; balance accrued by the Company in 1993, but payable to Mr. Olson in 1994 and 1995 pursuant to his retirement and consulting agreement (see "Executive Compensation -- Olson Retirement and Consulting Agreement").

OSTRANDER EMPLOYMENT AGREEMENT

    Effective January 1, 1994, the Company entered into a three-year employment agreement with Mr. Ostrander in connection with his appointment as President and Chief Executive Officer. The agreement provides for an annual base salary of $280,000 and entitles Mr. Ostrander to participate in the Michael Foods, Inc. 1994 Executive Incentive Plan and other fringe benefit plans established by the Company for its executive officers. The agreement also provides for a non-qualified stock option to purchase 20,000 shares of Common Stock at an exercise price of $8.125, which was granted to Mr. Ostrander on January 3, 1994. This option vests ratably over five years and expires January 3, 2004. In the event Mr. Ostrander's employment is terminated by incapacity, death or thirty days' written notice by the Company, Mr. Ostrander is entitled to receive an amount equal to the remaining base salary due under this agreement, but in any event not less than two year's base salary, plus 50% of base salary amount in lieu of any incentive compensation or options to purchase Common Stock for the remaining term of the agreement, plus any incentive compensation earned for any year prior to the year of termination which is unpaid at the date of termination. If Mr. Ostrander's employment is terminated on thirty days' written notice by Mr. Ostrander, he is entitled to receive as a termination payment one year's base salary, plus any incentive compensation earned for any year prior to the year of termination which is unpaid at the date of termination. In the case of termination by the Company without cause (which is defined to include termination after a change in control), all options to purchase Common Stock granted to Mr. Ostrander shall become fully vested.

OLSON EMPLOYMENT AGREEMENT

    Effective January 1, 1990, the Company entered into a five-year employment agreement with Mr. Olson. The agreement provided for an annual base salary of $275,000 and entitled Mr. Olson to participate in the Company's Annual Incentive Compensation Plan and other fringe benefit plans established by the Company for its executive officers. In addition to a fully-vested, non-qualified stock option to purchase 30,000 shares of Common Stock with an exercise price of $9.33 granted to Mr. Olson on January 2, 1990, the agreement provided for the annual grant of non-qualified stock options. The number of shares purchasable upon exercise of said options was determined by dividing Mr. Olson's base salary and Incentive Compensation for the calendar year of the grant by the option exercise price on the date of grant. Any such stock option granted was exercisable, in whole or in part, only if Mr. Olson continued to provide services to the Company for one year after the date of grant.

    The agreement provided that in the event Mr. Olson's employment was terminated by agreement, death or ninety days' written notice by Mr. Olson, Mr. Olson would be entitled to receive an amount equal to one year's base salary, plus any earned but unpaid Incentive Compensation for the year preceding termination. If Mr. Olson's employment were terminated for cause, Mr. Olson would receive only amounts due through the last day of service and Mr. Olson would not be deemed to have earned any Incentive Compensation or options for the year of termination. If Mr. Olson were terminated without cause (which is defined to include termination after a change in control), Mr. Olson would be entitled to receive two years' base salary, plus 50% of such amount, as termination pay.

OLSON RETIREMENT AND CONSULTING AGREEMENT

    In the fourth quarter of 1993, Mr. Olson notified the Compensation Committee of his intention to retire effective December 31, 1993. Effective December 23, 1993 the Company entered into an agreement with Mr. Olson, which replaced Mr. Olson's employment agreement (see "Olson Employment Agreement") effective December 31, 1993. The agreement provides that Mr. Olson will provide consulting services to the Company for two years and receive a consulting fee of $281,000 for the calendar year 1994 and $140,500 for the calendar year 1995. If Mr. Olson should die or become disabled during 1994, he or his estate, will be paid the remaining balance of the 1994 consulting fee. If Mr. Olson should die or become disabled during 1995, he or his estate, will receive that portion of the consulting fee for 1995 which becomes due and payable through the end of the month in which death or disability occurs.

    The agreement also provides for full vesting of all stock options previously granted to Mr. Olson effective January 1, 1994. Furthermore, Mr. Olson received on December 31, 1993 a fully vested, non-qualified stock option to purchase 35,125 shares of Common Stock at $8.00 per share exercisable through December 31, 2004, which option would have been provided under his employment agreement had his employment continued through January 1, 1994.

GOUCHER COMPENSATION ARRANGEMENT

    Effective March 8, 1993, the Company and Mr. Goucher agreed to a compensation arrangement which provides for an annual base salary of $150,000 and a first year guaranteed bonus of $75,000. Mr. Goucher also participates in the Company's Annual Incentive Compensation Plan, other fringe benefit plans established by the Company for its executive officers and the Severance Plan for Eligible Employees of Michael Foods, Inc. and its Subsidiaries (see "Change in Control Arrangements"). The arrangement with Mr. Goucher also provided for the issuance of a non-qualified stock option to purchase 20,000 shares of Common Stock on April 1, 1993 at an exercise price of $8.00. This option vests ratably over five years and expires April 1, 2003. In the event Mr. Goucher's employment is terminated for reasons other than cause within his first twelve months of employment, he is entitled to receive an amount equal to one year's base salary.

SHAPIRO EMPLOYMENT AGREEMENT

    Effective January 1, 1990 the Company entered into a five-year employment agreement with Mr. Shapiro. The agreement provided for an annual base salary of $180,000 in 1990, with such amount increasing $10,000 per year for each of the remaining four years. Mr. Shapiro also participates in the Company's Annual Incentive Compensation Plan and other fringe benefit plans established by the Company for its executive officers. In addition, the agreement provided for a fully-vested non-qualified stock option to purchase 15,000 shares of Common Stock with an exercise price of $9.33, which was granted to Mr. Shapiro on January 2, 1990. In the event Mr. Shapiro's employment is terminated by agreement, death or ninety days' written notice by Mr. Shapiro, Mr. Shapiro is entitled to receive an amount equal to one year's base salary, plus any earned but unpaid Incentive Compensation for the year preceding termination. If Mr. Shapiro's employment is terminated for cause, Mr. Shapiro would receive only amounts due through the last day of service and Mr. Shapiro would not be deemed to have earned any Incentive Compensation for the year of termination. If Mr. Shapiro is terminated without cause (which is defined to include termination after a change in control), Mr. Shapiro is entitled to two year's base salary, plus 25% of such amount, as termination pay.

INCENTIVE COMPENSATION PLAN

    The Company established on January 1, 1988, the Michael Foods, Inc. Annual Incentive Compensation Plan (the "1988 Incentive Plan"). The 1988 Incentive Plan is described in more detail in the Report of Compensation Committee on Executive Compensation.

CHANGE IN CONTROL ARRANGEMENTS

    Certain key employees of the Company and its subsidiaries are covered under the Severance Plan for Eligible Employees of Michael Foods, Inc. and its Subsidiaries (the "Severance Plan") should they be terminated without cause within 24 months following a change in control. Generally, the Severance Plan defines change of control as occurring when a person acquires the power to elect, appoint or cause the election or appointment of at least a majority of the Company's Board or purchases all or substantially all of the properties and assets of the Company; provided, however, that a change of control does not include certain acquisitions pursuant to a merger, consolidation or sale of properties and assets. Under the Severance Plan, certain key employees including, Messrs. Goucher and Murphy, would be entitled to receive a lump sum payment equal to two times total annual compensation. Annual compensation is defined as the employee's highest annual rate of salary (excluding bonuses, benefits, allowances, etc.) within the three calendar year periods prior to the date of termination of employment; provided, however, that if the employee has been employed by the Company or a predecessor for less than three years, total annual compensation means the highest annualized salary during the period of employment.

    The Company's severance compensation agreements with Messrs. Ostrander and Shapiro are contained in their respective employment agreements (see "Ostrander Employment Agreement" and "Shapiro Employment Agreement") that are effective upon termination of employment without cause, which includes termination after a change in control of the Company. Additionally, and separate from the Severance Plan, in the event of a change in control of the Company, all outstanding stock options become immediately fully vested and exercisable.

DESCRIPTION OF STOCK OPTION PLANS -- KEY EMPLOYEES

    On March 20, 1987, the Company adopted the 1987 Incentive Stock Option Plan (the "Incentive Stock Option Plan") and the 1987 Non-Qualified Stock Option Plan (the "Non-Qualified Stock Option Plan") (collectively, the "Stock Option Plans"). These plans provide for the grant of options to purchase shares of Common Stock of the Company to key employees of the Company and its subsidiaries as determined by the

Compensation Committee of the Company's Board of Directors (the "Committee"). The aggregate number of shares of Common Stock as to which options may be awarded under both plans currently is 2,332,700. The maximum aggregate number of shares of Common Stock as to which options may be granted under the Stock Option Plans to any one employee is 337,500 shares. The Stock Option Plans play a critical role in the Company's compensation strategy of providing performance incentives to attract and retain certain key individuals and to give such individuals a direct financial interest in the future success and profitability of the Company.

    The Incentive Stock Option Plan provides for the granting of "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Code"). Among other restrictions, an option granted under the Incentive Stock Option Plan cannot, in general, be exercised during the first 12 months after the date of its grant, and thereafter will become exercisable ratably over five years. Options granted under the plan expire not later than 10 years after grant. The Non-Qualified Stock Option Plan provides for the granting of options which do not qualify as "incentive stock options" within the meaning of Section 422A of the Code. Although the Committee has not done so, the Non-Qualified Stock Option Plan permits the Committee to grant, in its discretion, new options to replace options surrendered for cancellation, but the new option grants must meet all Non-Qualified Stock Option Plan requirements. As with the Incentive Stock Option Plan, options granted under the Non-Qualified Stock Option Plan cannot, in general, be exercised during the first 12 months after the date of grant, will become exercisable ratably over the first five years, and expire not later than 10 years after the grant. The option price per share for options granted under the Stock Option Plans is the fair market value of a share of Common Stock on the date of grant. An optionee generally must pay the full exercise price of an option in cash. The Stock Option Plans are subject to amendment by the Committee subject to the restriction that, in general, the Committee may not increase the number of shares of Common Stock which may be issued under the plans or the class of employees eligible to be granted options.

DESCRIPTION OF STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    In 1992 the Board of Directors approved a Stock Option Plan for Non-Employee Directors (the "Director Plan"), which was subsequently approved by the Company's stockholders at the 1993 Annual Meeting of the Stockholders of Michael Foods, Inc. The purpose of the Director Plan is to aid the Company in attracting and retaining non-employee directors by enabling the acquisition of a financial interest in the Company by non-employee directors through the issuance of shares of Common Stock with respect to his or her services as a director of the Company. The Director Plan also memorializes the Company's practice since inception of granting stock options to non-employee directors upon their election or appointment as a director.

    The Director Plan provides that non-employee directors will receive, upon their initial election or appointment, an option to purchase 5,000 shares of the Company's Common Stock at the then fair market value of the Common Stock. The Director Plan also provides for the grant of an option to purchase an additional 5,000 shares of the Company's Common Stock upon each director's subsequent five year anniversary of participation on the Board of Directors. The options become exercisable in full one year after the date of grant and expire ten years from the date of grant. The Board of Directors currently has eight non-employee directors and 48,750 shares of Common Stock are currently subject to options granted to non-employee directors under the Director Plan.

    101,250 shares of the Company's Common Stock remain available for issuance under the Director Plan. This number will be subject to adjustment in the event of stock splits, reclassifications of shares of Common Stock, recapitalizations, stock dividends or similar adjustments in the Company's Common Stock.

    The Board of Directors of the Company may amend the Director Plan to conform it to securities laws or other laws, or to comply with stock exchange rules or requirements. However, the Board of Directors may not amend the Director Plan to change: (i) the total number of shares as to which options may be granted; (ii) the class of persons eligible to receive options under the Director Plan; (iii) the manner of determining option prices; (iv) the period during which the options may be granted or exercised; or (v) the provisions relating to the administration of the Director Plan by the Board of Directors. The Board of Directors may terminate the Director Plan without stockholder approval.

OPTION GRANTS IN LAST YEAR

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                         NUMBER OF                                                   STOCK PRICE
                                        SECURITIES       % OF TOTAL     EXERCISE OR                APPRECIATION FOR
                                        UNDERLYING     OPTIONS GRANTED  BASE PRICE                  OPTION TERM(4)
                                      OPTIONS GRANTED  TO EMPLOYEES IN   PER SHARE   EXPIRATION  --------------------
NAME                                      (#)(1)          LAST YEAR      ($/SH)(2)    DATE(3)     5% ($)     10% ($)
- ------------------------------------  ---------------  ---------------  -----------  ----------  ---------  ---------
Gregg A. Ostrander                          50,000             22.0%         8.875     03/01/03    279,072    707,223
Richard G. Olson                            31,222             13.8          9.000     02/23/03    176,718    447,838
                                            35,125             15.5          8.000     12/31/03    176,719    447,842
William L. Goucher                          20,000              8.8          8.000     04/01/03    100,623    254,999
Jeffrey M. Shapiro                           5,000              2.2         10.125     01/11/03     31,838     80,683
Kevin S. Murphy                              5,000              2.2         10.125     01/11/03     31,838     80,683

- ------------------------
(1) All options granted in 1993 are exercisable in cumulative 20% installments commencing one year from date of grant, with full vesting occurring on the fifth anniversary date, except for Mr. Olson's options which vested 100% effective January 1, 1994 and December 31, 1993, respectively, as provided under his Retirement and Consulting Agreement. Vesting may be accelerated in certain events relating to change of the Company's ownership.
(2) All options were granted at the market value of the Company's Common Stock based upon the last reported price on date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.
(3)   All options have a ten year term, subject to termination of employment.
(4) Potential gains are reported net of the option exercise price, but before taxes associated with exercise. THESE AMOUNTS REPRESENT CERTAIN ASSUMED RATES OF APPRECIATION ONLY. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES ARE DEPENDENT ON THE FUTURE PERFORMANCE OF THE COMMON STOCK, OVERALL STOCK MARKET CONDITIONS, AS WELL AS THE OPTIONHOLDERS' CONTINUED EMPLOYMENT THROUGH THE VESTING PERIOD. THE AMOUNTS REFLECTED IN THIS TABLE MAY NOT NECESSARILY BE ACHIEVED.

OPTION EXERCISES IN LAST YEAR AND YEAR END OPTION VALUES

    There were no option exercises by the named executive officers in 1993. The following table provides information related to the number and value of options held at December 31, 1993 by the named executive officers.

                                                        VALUE OF UNEXERCISED
                           NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
                            OPTIONS AT YEAR-END           YEAR-END ($)(1)
                         --------------------------  --------------------------
NAME                     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- -----------------------  -----------  -------------  -----------  -------------
Gregg A. Ostrander           --            50,000        --            --
Richard G. Olson            325,928       --            100,000        --
William L. Goucher           --            20,000        --            --
Jeffrey M. Shapiro           75,288        11,055        50,000        --
Kevin S. Murphy              46,116        23,544        --            --

- ------------------------
(1) The closing price for the Company's Common Stock on December 31, 1993 was $8.00. Value is calculated on the basis of the difference between the option exercise price and $8.00 multiplied by the number of shares of Common Stock underlying the options.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    Compensation of the Company's executive officers is based on three components -- base salary, incentive bonus and periodic stock option awards. Base salary is fixed by contract in the case of the Chief Executive Officer, the Executive Vice President and certain other executive officers. Additionally, the 1993 salary of the former Chief Executive Officer was fixed under a contract that was terminated on December 31, 1993. The employment agreements between the Company and Mr. Olson, the Company and Mr. Ostrander, the Company and Mr. Shapiro and the Company and Mr. Goucher were entered into in 1990, 1993, 1990 and 1993 respectively. Their compensation for 1993 was determined principally by reference to those agreements. See "Executive Compensation -- Olson Employment Agreement", "-- Ostrander Employment Agreement," "-- Shapiro Employment Agreement" and "-- Goucher Compensation Arrangement."

    The Company has established the base salary for its executive officers, including the Chief Executive Officer, by reference to competitive salaries of executives with similar positions and responsibilities. These base salaries are established through negotiations and are not dependent upon the Company's performance. As part of this process, the Company has referenced national executive compensation studies. In the case of Messrs. Olson, Ostrander, Shapiro and Goucher, the compensation provided for under their compensation arrangements results principally from arms-length negotiations between the Company and the individuals. The Compensation Committee believes the Company should provide the Chief Executive Officer and other executive officers with base salaries that are competitive with those offered by food companies of comparable size. In December 1993, the Company reviewed a study prepared for it by a national firm specializing in executive compensation and determined that the compensation of its executive officers was generally at, or below, that of persons in similar positions at U.S. food companies of comparable size. It is unclear whether any of these companies are within the S&P Food Group used in the Stock Price
Performance Graph (see "Stock Price Performance Graph"). In early 1993, executive officers' base salary adjustments were made which aggregated $30,500. Of this amount, $10,000 was pursuant to Mr. Shapiro's employment agreement (see "Executive Compensation -- Shapiro Employment Agreement") with the balance paid to Mr. Murphy and another executive officer to equalize their salaries with those of other executive officers of the Company with similar responsibilities.

    Effective January 1, 1988 the Company adopted an Annual Incentive Compensation Plan (the "1988 Incentive Plan") to recognize the achievement of financial and operating objectives of the Company. Executive officers of the Company, operating company presidents and certain other selected officers and key employees participate in the 1988 Incentive Plan. Under the 1988 Incentive Plan, executive officers of the Company and operating company presidents can receive an incentive cash bonus of up to 100% of base salary if fully diluted net earnings per share in the case of executive officers of the Company, or profits before taxes in the case of the respective operating companies, increase by at least 30.5% over the preceding year. Other officers' maximum bonus is 75% of base salary and the maximum cash bonus of other participating key employees is 50% of base salary. No formula provision bonus is earned if the increase in fully diluted earnings per share or pre-tax profits over the preceding year is less than 5%. In 1993, no formula provision bonuses were paid to any named executive officer and only $8,800 was paid to an operating company president as a bonus under the formula provisions of the 1988 Incentive Plan.

    A provision in the 1988 Incentive Plan prevents a formula provision bonus from being earned as a result of an increase in fully diluted earnings per share or pre-tax profits when results for the measurement year remain below levels achieved in a prior year. The 1988 Incentive Plan provides for discretionary bonuses when no formula provision bonus is earned. Discretionary bonuses are initially determined by the Chief Executive Officer, subject to approval by the Compensation Committee, and are limited to situations where improvements have been made which justify recognition, but where the criteria for a formula provision bonus under the 1988 Incentive Plan have not been met. For 1993, there were $97,543 in discretionary bonuses paid to three executive officers, including Mr. Murphy, under this provision in the 1988 Incentive Plan for improved 1993 subsidiary financial performance. The bonuses paid to Messrs. Ostrander and Goucher (see "Executive Compensation -- Summary Compensation Table") were provided for under their negotiated employment arrangements as new executive officers for the Company in 1993. Messrs. Olson and Shapiro received no discretionary bonus for 1993 performance as a result of the Company's loss for the year.

    The 1988 Incentive Plan also provides for the award of stock options to participating executives and key employees. The stock option awards are intended to reward key executives for extraordinary performance on the assumption that improvements in operating profits and fully diluted earnings per share will be reflected in the market price of the Company's Common Stock. Stock options are granted beginning with a 20.1% improvement in pre-tax profits in the current year over the prior year, with the maximum option grant being achieved if pre-tax profits increase by more than 60% over the prior year's pre-tax profits. The maximum option grant that can be awarded is that number of shares valued at the date of grant equal to 100% of base salary in the case of executive officers of the Company and operating company presidents, 60% of base salary in the case of other officers and 30% of base salary in the case of other key employees. There were no stock options granted in 1993 to any named executive officers under the 1988 Incentive Plan.

    In January 1993, the Compensation Committee awarded non-qualified options to purchase an aggregate of 30,000 shares of Common Stock at an exercise price of $10.25 per share to certain executive officers, including 10,000 shares granted to the named executive officers other than Mr. Olson. These grants were made on a discretionary basis by the Compensation Committee to recognize contributions by the grantees which the Compensation Committee believes will significantly impact the long-term performance of the Company. In 1993, Mr. Olson was granted a non-qualified option to purchase 31,222 shares of Common Stock at an exercise price of $9.00 per share in February 1993 and a non-qualified option to purchase 35,125 shares of Common Stock at an exercise price of $8.00 per share in December 1993. These option grants were made pursuant to Mr. Olson's employment agreement and retirement and consulting agreement, respectively.

    The Compensation Committee believes that the 1988 Incentive Plan appropriately recognized the contributions of its executive officers and key employees to both the short and long-term performance of the Company through 1993. The 1988 Incentive Plan set objective annual goals for participating executives that related to each executive's area of responsibility and combined an immediate recognition of performance through a cash bonus, with stock option awards focused on long-term results and increases in the market capitalization of the Company over an extended period of time.

    The Company has no policy with respect to Section 162(m) of the Internal Revenue Code, which precludes a deduction by any publicly held corporation for certain compensation paid to any covered employee to the extent that the compensation for the taxable year exceeds $1,000,000.

    The Compensation Committee periodically reviews its compensation criteria and programs to consider both changing business conditions and the Company's needs. In recognition of the Company's changing needs, the 1988 Incentive Plan was terminated as of January 1, 1994 and was replaced by the Michael Foods, Inc. 1994 Executive Incentive Plan (the "1994 Executive Incentive Plan"). The 1994 Executive Incentive Plan provides for three incentive components: cash awards, Common Stock awards and Common Stock option awards. All participants in the 1994 Executive Compensation Plan are eligible to earn awards under the first two components, with cash awards being limited to a maximum of 75% of base salary, with only certain executive officers qualifying for stock option awards. Similar to the 1988 Incentive Plan, the 1994 Executive Incentive Plan rewards participants upon the attainment of specific performance goals -- corporate executives will be rewarded based upon attainment of the Company's earnings per share growth targets and operating company executives will be rewarded based upon individual operating company growth in profit before taxes, as well as overall corporate earnings per share growth. Awards under the 1994 Executive Incentive Plan, however, will be dependent upon the attainment of annually established guidelines, or targets, determined by the Company's Chief Executive Officer and approved by the Compensation Committee, as opposed to the fixed percentage formula governing awards under the 1988 Incentive Plan. In addition, the 1994 Executive Incentive Plan attempts to foster longer-term performance by tying stock awards to year-over-year performance over a three year period.

    The purpose of the 1994 Executive Incentive Plan is to incent and reward the senior management of the Company for delivering or exceeding their annual operating plan and to motivate those executives to be planning and focusing on long-term earnings growth. To facilitate the granting of Common Stock awards, the Company is seeking stockholder approval of the establishment of the Michael Foods, Inc. 1994 Executive Performance Stock Award Plan as described elsewhere herein.

                                          The Compensation Committee
                                          Miles E. Efron, Chairman
                                          Richard A. Coonrod
                                          Orville L. Freeman

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1993 with the cumulative total return on the S&P 500 Index and the S&P Food Group Index. The comparison assumes $100 was invested on December 31, 1988 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                          FIVE YEAR TOTAL RETURN GRAPH
                     TOTAL SHAREHOLDERS RETURN PREPARED FOR
                              MICHAEL FOODS, INC.

FISCAL YEAR BASIS: DECEMBER

                                 RETURN    RETURN    RETURN    RETURN    RETURN
COMPANY/INDEX NAME                1989      1990      1991      1992      1993
- ------------------------------  --------  --------  --------  --------  --------
Michael Foods, Inc.               -13.17     67.46      0.30    -30.74    -19.19
S&P 500 Comp                       31.69     -3.11     30.47      7.62     10.08
S&P Foods                          36.43      7.79     45.88     -0.23     -8.23

                           INDEXED/CUMULATIVE RETURNS

                                  BASE
                                 PERIOD    RETURN    RETURN    RETURN    RETURN    RETURN
COMPANY/INDEX NAME                1988      1989      1990      1991      1992      1993
- ------------------------------  --------  --------  --------  --------  --------  --------
Michael Foods, Inc.                 100      86.83    145.41    145.85    101.01     81.63
S&P 500 Comp                        100     131.69    127.60    166.47    179.15    197.21
S&P Foods                           100     136.43    147.06    214.53    214.03    196.41

This total shareholders return model assumes reinvested dividends.

                               SECURITY OWNERSHIP

PRINCIPAL STOCKHOLDERS
    The following table sets forth certain information as of February 15, 1994 with respect to the beneficial holdings of each person or entity known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company.

                                                           NUMBER OF SHARES
                                                             BENEFICIALLY       PERCENT OF
NAME AND ADDRESS                                               OWNED(1)           CLASS
- -------------------------------------------------------  --------------------  ------------
North Star Universal, Inc.                                     7,380,187(2)          38.2%
610 Park National Bank Building
5353 Wayzata Boulevard

Minneapolis, Minnesota 55416
State of Wisconsin Investment Board                            1,923,000             10.0%
P.O. Box 7842
Madison, Wisconsin 53707

- ------------------------
(1)   Owned of record and beneficially except as otherwise noted.
(2) Includes 11,550 shares owned of record or beneficially by James H. Michael and 13,687 shares owned of record or beneficially by Jeffrey J. Michael.

SECURITIES OWNED BY MANAGEMENT
    The following table sets forth certain information as of February 15, 1994 with respect to the beneficial holdings of each director and nominee, each named executive officer and all executive officers and directors as a group.

                                                         NUMBER OF SHARES
                                                           BENEFICIALLY      PERCENT
NAME OF BENEFICIAL OWNER                                     OWNED(1)       OF CLASS
- -------------------------------------------------------  ----------------   ---------
Directors and Nominees:
  James H. Michael                                        7,366,500(2)(3)     38.1   %
  Gregg A. Ostrander                                         15,000(4)          *
  Richard A. Coonrod                                          1,000             *
  Miles E. Efron                                              7,500(3)          *
  Orville L. Freeman                                         11,250(5)          *
  Arvid C. Knudtson                                           6,000(6)          *
  Joseph D. Marshburn                                         5,000(6)          *
  Jeffrey J. Michael                                      7,368,637(2)(3)     38.1   %
  Richard G. Olson                                          336,428(7)(8)      1.7   %
Named Executive Officers:
  William L. Goucher                                          4,000(9)          *
  Jeffrey M. Shapiro                                         81,417(10)         *
  Kevin S. Murphy                                            58,302(11)         *
All Directors and Executive
 Officers as a Group: (16 persons)                        8,108,973(12)       42.0   %

- ------------------------
* Less than 1%
 (1) Owned of record and beneficially except as otherwise noted.
 (2) Includes 7,354,950 shares of Common Stock owned of record by NSU. Messrs. James H. Michael and Jeffrey J. Michael directly or beneficially own in the aggregate approximately 60% of the common stock of NSU. See "Security Ownership -- Principal Stockholders."
 (3) Includes 7,500 shares of Common Stock as to which Messrs. James H. Michael, Efron and Jeffrey J. Michael each have the right to acquire beneficial ownership within 60 days by the exercise of options granted to non-employee directors upon their election or appointment. See "Description of Stock Option Plan for Non-Employee Directors."
 (4) Includes 10,000 shares of Common Stock as to which Mr. Ostrander has the right to acquire beneficial ownership within 60 days by the exercise of options granted.
 (5) Includes 11,250 shares of Common Stock as to which Mr. Freeman has the right to acquire beneficial ownership within 60 days by the exercise of options granted to non-employee directors upon their election or appointment. See "Description of Stock Option Plan for Non-Employee Directors."

 (6) Includes 5,000  shares of  Common Stock  as to  which Messrs.  Knudtson  and
    Marshburn  have the right to acquire  beneficial ownership within 60 days by the exercise of options granted. See  "Description of Stock Option Plan  for
    Non-Employee Directors."
 (7) Includes  10,500 shares of Common Stock owned  of record by the Martin Olson
    Trust of which Mr. Olson is a beneficiary.
 (8) Includes 325,928 shares of Common Stock as to which Mr. Olson has the  right to  acquire beneficial ownership  within 60 days by  the exercise of options granted.
 (9) Includes 4,000 shares of Common Stock as to which Mr. Goucher has the  right to  acquire beneficial ownership  within 60 days by  the exercise of options granted.
(10) Includes 78,307 shares of Common Stock as to which Mr. Shapiro has the right to acquire beneficial ownership  within 60 days by  the exercise of  options granted.
(11) Includes  55,547 shares of Common Stock as to which Mr. Murphy has the right to acquire beneficial ownership  within 60 days by  the exercise of  options granted  and 505  shares of  Common Stock  held in  an Individual Retirement
    Account.
(12) Includes 7,354,950 shares  of Common Stock  owned of record  by NSU,  10,500 shares  of Common Stock owned  of record by the  Martin Olson Trust of which
    Mr. Olson is a beneficiary, 505 shares of Common Stock held in Mr.  Murphy's
    Individual  Retirement Account, 10,000  shares of Common  Stock held for the benefit of an executive officer in a Money Purchase Pension (Keogh) Account, and 702,146 shares of  Common Stock as to  which certain executive  officers and  directors have  a right to  acquire within  60 days by  the exercise of options granted.

                  PROPOSAL TO APPROVE THE MICHAEL FOODS, INC.
                  1994 EXECUTIVE PERFORMANCE STOCK AWARD PLAN

    The Board adopted the Michael Foods, Inc. 1994 Executive Performance Stock Award Plan (the "Stock Plan") effective January 1, 1994, subject to the approval thereof by the Company's stockholders at the Annual Meeting. The Stock Plan provides for the issuance to approximately 20 executives and key employees of the Company and its subsidiaries participating in the Michael Foods, Inc. 1994 Executive Incentive Plan of an aggregate of up to 300,000 shares of Common Stock of the Company (the "Shares"). To date, no awards of Shares have been made under the Stock Plan and benefits to be received under the Stock Plan (or that would have been received under the Stock Plan had it been adopted previously) are not determinable.

    The purpose of the Stock Plan is to enable the Company to attract, retain and reward key executives of the Company, its subsidiaries and affiliates and strengthen the mutuality of interest between such key executives and the Company's stockholders by offering such key executives Shares as earned in accordance with the 1994 Executive Incentive Plan. For more information on the 1994 Executive Incentive Plan see Report of Compensation Committee on Executive Compensation.

    The Company is required under the terms of its listing agreement with the NASDAQ National Market System to obtain approval of the Stock Plan from the Company's stockholders. Stockholder approval of the Stock Plan is also required in order for officers receiving awards of Shares to qualify for certain protections from the "short swing profit" liability provisions of Section 16(b) of the Securities Exchange Act of 1934 (i.e. forfeiture of profits realized from purchases and sales of securities made within six months; "Section 16(b)") available under Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3") as currently in effect.

    The text of the Stock Plan is attached as Exhibit A. The discussion under this section of the Proxy Statement, "Proposal to Approve the Michael Foods, Inc. 1994 Executive Performance Stock Award Plan," does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

ADMINISTRATION
    The Board has appointed the Compensation Committee to administer the Stock Plan. In the absence of any contrary action by the Board, actions taken by the Compensation Committee are final. The Stock Plan requires that the Compensation Committee, in making any decision under the Stock Plan with respect to any employee who is subject to Section 16(b) (a "Section 16 Person"), be constituted so that such decision complies with the "disinterested administration" requirements of Rule 16b-3, as then in effect. The Stock Plan limits the Board's and the Compensation Committee's liability and requires indemnification of any claims or liabilities in connection with administration of the Stock Plan.

    Under the Stock Plan and to the extent not inconsistent with the 1994 Executive Incentive Plan and the then applicable requirements of Rule 16b-3, the Committee will determine the eligibility of executives to be issued Shares and determine the time, or times at which, and the number of Shares granted to them.

CONDITIONS UPON ISSUANCE OF SHARES
    Shares shall not be issued unless the issuance and delivery of such Shares pursuant thereto shall comply with all applicable securities law requirements and all other applicable provisions of law, including, without limitation, any applicable state "blue sky" laws, securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the issuance of Shares, the Company may require the executive to whom such Shares are to be issued to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned securities law requirements and other laws, which may include, without limitation, representations and warranties that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares.

ADJUSTMENTS UPON CHANGE IN CAPITALIZATION AND CERTAIN OTHER EVENTS
    In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting the Shares, the Compensation Committee shall make appropriate adjustment in the number or kind of shares authorized by the Stock Plan, as it determines appropriate in the circumstances, in its sole discretion.

DURATION OF THE STOCK PLAN; AMENDMENTS
    Subject to stockholder approval thereof, the Stock Plan will remain in effect until: (i) terminated by resolution; or (ii) no further Shares remain available for issuance. If the Stock Plan is not approved by the stockholders by the vote discussed above at the Annual Meeting, the Stock Plan will automatically terminate. The Compensation Committee with Board approval may, from time to time, amend the Stock Plan in such respects as it may, in its discretion, deem advisable provided that any amendment must be approved by the Company's stockholders if such approval is required in order for the Stock Plan to continue to qualify under Rule 16b-3, as then in effect, or to comply with any other applicable requirements of law or any securities market on which the Shares are listed or included for trading.

WITHHOLDING OF TAX
    The Compensation Committee may permit an executive to elect to satisfy any federal, state, and local tax withholding requirements relating to the issuance of Shares under the Stock Plan by having the Company deliver to the executive cash in lieu of Shares in an amount up to forty percent (40%) of the value of Shares awarded under the Stock Plan. The use and availability of the election to receive cash in lieu of Shares to satisfy withholding requirements is subject in general, and in particular instances, to the then applicable requirements of Rule 16b-3, the Compensation Committee's complete discretion and such rules and procedures as the Compensation Committee may adopt.

FEDERAL INCOME TAX CONSEQUENCES
    The following is a brief summary of the treatment under the federal income tax laws, as currently in effect, of the issuance of Shares under the Stock Plan. Such summary does not purport to be an exhaustive analysis of the effects of federal income taxation upon executives and the Company with respect to transactions involving issuance of Shares under the Stock Plan. In addition to the federal income tax consequences summarized below, the acquisition, ownership and disposition of Shares issued under the Stock Plan may have federal estate tax consequences as well as tax consequences under the laws of the municipality or state in which an executive may reside.

    Upon issuance of Shares under the Stock Plan, an executive will recognize ordinary income equal to the then fair market value of the Shares, less any amount paid for such Shares. An executive subject to the restrictions of Section 16(b) will recognize ordinary income in the same amount once such restrictions lapse unless the executive elects, under Section 83(b) of the Internal Revenue Code, within 30 days of the issuance of the Shares to recognize taxable ordinary income on the date of the issuance equal to the excess of the fair market value of the Shares (determined without regard to the restrictions) over the purchase price of the Shares.

    An executive's basis for determining gain or loss on a subsequent sale of the Shares will equal the fair market value of the Shares on the date of issuance, or at such time as any restrictions lapse, plus any amount paid for the Shares. This date also marks the beginning of the holding period for capital gains purposes. If an executive makes an election under Section 83(b), the holding period will commence on the date of issuance and the tax basis will be equal to the fair market value of the Shares on such date (determined without regard to restrictions).

    On February 15, 1994, the last reported sale price of the Company's Common Stock as reported in the NASDAQ National Market System was $10.125 per share.

VOTE REQUIRED
    The NASDAQ National Market System stockholder approval requirement, the most stringent of the two stockholder approval requirements noted above, requires that the Stock Plan be approved by the favorable vote of the holders of a majority of the Common Stock present or represented by proxy at the Annual Meeting and voting on the proposal, provided that the total vote cast on the proposal represents over fifty percent (50%) of the issued and outstanding Common Stock. Approval by such a vote will also satisfy the remaining stockholder approval requirement applicable to the Stock Plan.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE MICHAEL FOODS, INC. 1994 EXECUTIVE PERFORMANCE STOCK AWARD PLAN WHICH IS DESIGNATED IN THE PROXY AS PROPOSAL 2.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board recommends that the stockholders ratify the Board's appointment of Grant Thornton as independent auditors for the Company for the year ending December 31, 1994. Grant Thornton has served as the Company's principal auditors since the formation of the Company in 1987.

    Representatives of Grant Thornton will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions.

                         STOCKHOLDER PROPOSALS FOR THE
                      1995 ANNUAL MEETING OF STOCKHOLDERS

    Any stockholder who wishes to present a proposal for action at the next Annual Meeting of Stockholders and who wishes to have it set forth in the Proxy Statement and identified in the form of proxy prepared by the Company must notify the Company in such manner so that such notice is received by the Company by December 15, 1994. Any such proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

    The Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                          By Order of the Board of Directors,

                                          Jeffrey M. Shapiro
                                          EXECUTIVE VICE PRESIDENT AND SECRETARY

March 25, 1994

EXHIBIT A

                 MICHAEL FOODS, INC. 1994 EXECUTIVE PERFORMANCE
                                STOCK AWARD PLAN

1.  PURPOSE OF THE PLAN

    The purpose of this Plan is to enable the Company to attract, retain and reward key executives of the Company and its subsidiaries and affiliates and strengthen the mutuality of interest between such key executives and the Company's stockholders by awarding such key executives shares of Common Stock as earned in accordance with the Michael Foods' 1994 Executive Incentive Plan.

2.  DEFINITIONS

    In addition to other capitalized terms defined elsewhere in this Plan, the following terms shall have the respective meanings set forth below:

    2.01 "Act" means the Securities Exchange Act of 1934, as amended from time to time.

    2.02 "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee in its sole discretion.

    2.03  "Board" means the Board of Directors of the Company.

    2.04 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    2.05     "Commission"  means  the  United  States  Securities  and  Exchange
Commission.

    2.06 "Committee" means the Committee appointed by the Board in accordance with Section 4, if a Committee is appointed. If no Committee has been appointed, any reference to the Committee shall be deemed a reference to the Board.

    2.07 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or such other class of equity securities or other securities as may be applicable under Section 7.

    2.08 "Company" means Michael Foods, Inc., a Delaware corporation or any successor to substantially all of its business.

    2.09 "Executive" means any officer of the Company or any Subsidiary or Affiliate that participates in the Company's 1994 Executive Incentive Plan. The Committee is empowered to determine whether any person qualifies as an "Executive" for purposes of the Plan.

    2.10 "Plan" means this Michael Foods, Inc. 1994 Executive Performance Stock Award Plan.

    2.11 "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any successor regulation exempting certain transactions involving stock-based compensation arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the staff of the Commission.

    2.12 "Section 16 Person" means an Executive who at the time an award of shares is made pursuant to this Plan is subject to Section 16 of the Act, as interpreted by the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, and by formal or informal opinions of, and releases published or other interpretive advice provided by, the staff of the Commission.

    2.13 "Securities Law Requirements" means the Act and the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, including but not limited to Rule 16b-3, and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the staff of the Commission; other applicable Federal and State securities laws and regulations promulgated thereunder, as adopted and amended from time to time; and the requirements of any stock exchange, automated inter-dealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice, provided by the representatives of such stock exchange, quotation system or other securities market.

    2.14  "Shares" means shares of Common Stock of the Company.

    2.15 "Subsidiary" means any business association (including a corporation, partnership or a joint venture, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including stock or partnership or joint venture interests) possessing fifty percent (50%) or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.

3.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    Subject to adjustment as provided in Section 7, the total number of Shares available for issuance under the Plan shall be 300,000 Shares.

4.  ADMINISTRATION OF THE PLAN

    4.01 PROCEDURE. The Plan shall be administered by the Board or the Board may, in its discretion, appoint a Committee to administer the Plan subject to such terms and conditions of the Company's 1994 Executive Incentive Plan or, as the Board may prescribe; provided that neither the Board nor any such Committee shall make any decision concerning the Plan with respect to any Section 16 Person unless the Board or such Committee making such decision is constituted so that such decision complies with the then applicable requirements of Rule 16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and may appoint additional members thereof, remove members (with or without cause), fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan. As to the selection of and grants of Shares to Executives who are not Section 16 Persons, the Committee may delegate any or all of its responsibilities to members of the Company's management.

    4.02 POWERS OF THE COMMITTEE. To the extent not inconsistent with this Plan, the Company's 1994 Executive Incentive Plan and the then applicable requirements of Rule 16b-3, the Committee shall have the authority, in its sole discretion:

        (a) To determine the eligibility of Executives to be issued Shares;

        (b) To determine whether and to what extent Shares are to be issued to eligible Executives;

        (c) To determine the number of Shares to be issued under the Plan;

        (d) To determine the terms and conditions of any Shares, if any;

        (e) To determine whether, to what extent and under what circumstances issuances of Shares are to be made and operate on a tandem basis with respect to other awards made outside of the Plan, or on a cumulative basis; and

        (f) To adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan; and otherwise supervise the administration of the Plan.

    4.03 EFFECT OF BOARD AND COMMITTEE DECISIONS. In the absence of contrary action by the Board, any decision, determination or action taken by the Committee or by the Board in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Executives and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other persons claiming under or through any of them.

    4.04 EXCULPATION AND INDEMNIFICATION. No member of the Board or the Committee, and no Executive or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or the issuance of Shares hereunder, and the Company shall fully protect each such person in respect of any such decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action.

5.  ELIGIBILITY

    Shares may be issued under this Plan to any Executive that participates in the Company's 1994 Executive Incentive Plan.

6.  ISSUANCE OF SHARES

    Within five business days following the date that the Company's financial statements for the prior fiscal year are first publicly released, the Committee shall determine the number of Shares of Common Stock to be granted to an Executive under the Company's 1994 Executive Incentive Plan and, subject to any requirements, rules and procedures established under Section 13 hereof, the Committee shall direct that a certificate representing the number of Shares of Common Stock be issued to the Executive with the Executive as the registered owner. Unless action has been taken to register the Shares of Common Stock subject to the Plan with the Commission, the certificate representing such Shares shall be legended so as to provide notice of the restrictions on the subsequent transfer thereof in order to comply with applicable Securities Law Requirements.

    The date of issuance of Shares hereunder shall, for all purposes, be the date on which the Committee makes the determination granting such Shares. Notice of such determination shall be given to each Executive to whom Shares are granted as soon as practicable after the date of such grant.

7.  ADJUSTMENTS

    In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting the Common Stock, the Board shall make appropriate adjustment in the number and kind of Shares authorized by the Plan, as it determines appropriate in the circumstances, in its sole discretion.

8.  AGREEMENTS

    As a condition to the issuance of Shares awarded under this Plan, the Executive shall enter into an agreement in such form as may be prescribed by the Committee from time to time. Each such agreement shall contain such provisions as are required to conform to the terms of the Plan and may contain such additional provisions not inconsistent with the terms of the Plan as the Committee may from time to time authorize. Each agreement evidencing the issuance of Shares to a Section 16 Person shall also provide for such minimum holding period from the date of the grant of the award to the disposition of any Shares acquired pursuant to the award as may be required by Rule 16b-3.

9.  CONDITIONS UPON ISSUANCE OF SHARES

    Shares shall not be issued unless the issuance and delivery of such Shares pursuant thereto shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including, without limitation, any applicable state "blue sky" laws, securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the issuance of Shares, the Company may require the Executive to whom such Shares are to be issued to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares.

    The Company shall not have any liability to any Executive in respect of any delay in the issuance of Shares hereunder.

10.  RESERVATION OF SHARES

    The Company, during the term of this Plan, shall at all times reserve and keep available for issuance such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

11.  EFFECTIVENESS OF PLAN

    This Plan was adopted by the Board effective as of January 1, 1994; provided, however, that no Shares shall be issued hereunder unless and until, the Plan is approved, by the holders of the outstanding shares of Common Stock of the Company present and voting, in person or by proxy, at a duly held meeting of the Company's stockholders or any adjournment thereof and by such percentage of such quorum of such stockholders as may be required by applicable Securities Law Requirements. If this Plan is not approved by the Company's stockholders within one (1) year of the date of adoption of the Plan, this Plan shall automatically terminate and any issuances of Shares hereunder shall be invalid. Once so approved by the stockholders of the Company, the Plan shall continue in full force and effect until: (i) terminated by resolution of the Board; or (ii) no Shares remain available for the issuance hereunder.

12.  AMENDMENT OF PLAN

    The Board, may in its sole discretion, amend the Plan from time to time, provided that any amendment which Rule 16b-3 or any other Securities Law Requirement requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively.

13.  WITHHOLDING OF TAX

    The Board may permit an Executive to elect to satisfy social security and federal and state income tax withholding obligations relating to the issuance of Shares hereunder by having the Company deliver to the Executive cash in lieu of shares in an amount up to forty percent (40%) of the value of Shares awarded under the Plan. The use and availability of the election to receive cash in lieu of Shares to satisfy social security and federal and state income tax withholding requirements is subject in general, and in particular instances, to the then applicable requirements of Rule 16b-3, the Board's complete discretion and such rules and procedures as the Board may adopt.

14.  GENERAL PROVISIONS

    14.01 NATURE OF BENEFITS. Benefits realized by an Executive under this Plan shall not be deemed a part of such Executive's regular, recurring compensation for any purpose and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary or Affiliate unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines in its sole discretion that a grant of

Shares or portion thereof should be so included in order to accurately reflect competitive compensation practices or to recognize that a grant of Shares has been granted in lieu of a portion of competitive annual cash compensation.

    The existence of this Plan shall not create in any Executive any right to the issuance of Shares hereunder or under the 1994 Executive Incentive Plan, and neither the existence of this Plan nor the issuance of Shares to any Executive hereunder shall confer upon such Executive any right with respect to continuation of the employment of such Executive by the Company or any Subsidiary or Affiliate or shall in any way interfere with or limit the right which such Executive, the Company or any Subsidiary or Affiliate may otherwise have to terminate such employment at any time with or without cause. Upon the termination of any Executive's employment with the Company or any Subsidiary or Affiliate, neither the Company nor any Subsidiary nor Affiliate shall have any liability or obligation to such Executive under this Plan or any Shares issued to such Executive hereunder.

    14.02 GOVERNING LAWS. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Minnesota and construed accordingly.

    14.03 GENDER AND NUMBER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

    14.04 CAPTIONS. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provisions hereof.

MICHAEL FOODS, INC.
324 Park National Bank Building
5353 Wayzata Boulevard
Minneapolis, Minnesota 55416

This Proxy is Solicited on Behalf of the Board of Directors.
P
R
O
X
Y
The undersigned hereby appoint Gregg A. Ostrander and Jeffrey M. Shapiro as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Michael Foods, Inc. held of record by the undersigned on March 15, 1994, at the Annual Meeting of Stockholders to be held on April 28, 1994, or any adjournment thereof.

Continued and to be signed on reverse side
See reverse side
x
3101
Please mark  votes as in this example.
This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, and 3.
1. Election of Directors
Nominees: Richard A. Coonrod, Miles E. Efron, Orville L. Freeman, Arvid C. Knudtson, Joseph D. Marshburn, James H. Michael, Jeffrey J. Michael, Richard G. Olson, Gregg A. Ostrander
For
Withheld
(Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space provided above.)

2. Proposal to approve the establishment of the Michael Foods, Inc. 1994 Executive Performance Stock Award Plan.

For
Against
Abstain

3. Proposal to approve the appointment of Grant Thornton as the independent auditors of the Corporation for 1994.

For
Against
Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Mark here for address change and note at left.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Signature   Date

Signature   Date

Please Mark, Sign, Date and Return the Proxy Card Promptly using the enclosed envelope.